UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 8, 2007

WILLDAN GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33076	14,195112
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

2401 East Katella Avenue, Suite 300, Anaheim, California   92806

(Address of Principal Executive Office and Zip Code)

(800) 424-9144

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

On November 8, 2007, Willdan Group, Inc. (the “Registrant”) reported its results of operations for its third quarter ended September 28, 2007.  A copy of the press release issued by the Registrant concerning the foregoing is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.  The information in this Current Report, including the exhibit hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01.                                          Financial Statements and Exhibits.

(d)           Exhibits

99.1         Press Release, dated November 8, 2007, reporting the results of operations for the Registrant’s third quarter ended September 28, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLDAN GROUP, INC.

Date:	November 8, 2007	By:	/s/ Thomas D. Brisbin
Thomas D. Brisbin
Chief Executive Officer